Quarterly Holdings Report
for
Fidelity Freedom® 2065 Fund
June 30, 2023
F65-NPRT1-0823
1.9895822.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $1,384,830)	1,390,000	1,385,352

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series All-Sector Equity Fund (c)	1,582,350	16,408,969
Fidelity Series Blue Chip Growth Fund (c)	3,264,754	45,575,967
Fidelity Series Commodity Strategy Fund (c)	68,402	6,621,338
Fidelity Series Growth Company Fund (c)	4,652,317	84,951,307
Fidelity Series Intrinsic Opportunities Fund (c)	1,360,288	16,745,151
Fidelity Series Large Cap Stock Fund (c)	4,191,060	79,211,036
Fidelity Series Large Cap Value Index Fund (c)	1,711,448	24,764,659
Fidelity Series Opportunistic Insights Fund (c)	2,940,285	50,484,686
Fidelity Series Small Cap Core Fund (c)	13,060	134,127
Fidelity Series Small Cap Discovery Fund (c)	661,112	7,159,847
Fidelity Series Small Cap Opportunities Fund (c)	1,856,979	23,917,886
Fidelity Series Stock Selector Large Cap Value Fund (c)	4,393,269	55,267,318
Fidelity Series Value Discovery Fund (c)	3,335,870	49,437,600
TOTAL DOMESTIC EQUITY FUNDS (Cost $448,391,136)		460,679,891

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,892,965	26,993,677
Fidelity Series Emerging Markets Fund (c)	3,033,650	25,209,629
Fidelity Series Emerging Markets Opportunities Fund (c)	5,994,823	101,612,250
Fidelity Series International Growth Fund (c)	4,315,239	70,899,371
Fidelity Series International Small Cap Fund (c)	1,157,880	18,792,392
Fidelity Series International Value Fund (c)	6,432,411	71,142,467
Fidelity Series Overseas Fund (c)	5,656,130	70,927,870
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $387,182,285)		385,577,656

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	101,453	801,479
Fidelity Series Emerging Markets Debt Fund (c)	608,945	4,506,195
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	162,309	1,525,709
Fidelity Series Floating Rate High Income Fund (c)	92,117	825,369
Fidelity Series High Income Fund (c)	569,940	4,667,806
Fidelity Series International Credit Fund (c)	4,830	37,243
Fidelity Series Investment Grade Bond Fund (c)	49,157	489,108
Fidelity Series Long-Term Treasury Bond Index Fund (c)	8,738,134	52,603,567
Fidelity Series Real Estate Income Fund (c)	134,805	1,291,431
TOTAL BOND FUNDS (Cost $75,381,603)		66,747,907

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,111,240	1,111,462
Fidelity Series Government Money Market Fund 5.17% (c)(e)	10,162,830	10,162,830
Fidelity Series Short-Term Credit Fund (c)	45,436	436,637
TOTAL SHORT-TERM FUNDS (Cost $11,709,570)		11,710,929

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $924,049,424)	926,101,735
NET OTHER ASSETS (LIABILITIES) - 0.0%	(189,926)
NET ASSETS - 100.0%	925,911,809

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	183	Sep 2023	20,544,609	(337,325)	(337,325)
Chicago Board of Trade	209	Sep 2023	22,382,594	(337,882)	(337,882)

TOTAL PURCHASED					(675,207)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	30	Sep 2023	6,732,375	(208,530)	(208,530)
ICE MSCI EAFE Index Contracts (United States)	44	Sep 2023	4,742,100	(35,192)	(35,192)
ICE MSCI Emerging Markets Index Contracts (United States)	162	Sep 2023	8,082,990	72,047	72,047

TOTAL SOLD					(171,675)

TOTAL FUTURES CONTRACTS					(846,882)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,385,352.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	882,703	6,613,991	6,385,232	15,119	-	-	1,111,462	0.0%
Total	882,703	6,613,991	6,385,232	15,119	-	-	1,111,462

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	733,992	107,415	23,156	116	(347)	(16,425)	801,479
Fidelity Series All-Sector Equity Fund	14,168,220	1,742,551	980,778	-	(11,861)	1,490,837	16,408,969
Fidelity Series Blue Chip Growth Fund	39,019,659	5,370,312	5,596,287	-	66,307	6,715,976	45,575,967
Fidelity Series Canada Fund	23,058,548	3,816,156	845,485	-	137,074	827,384	26,993,677
Fidelity Series Commodity Strategy Fund	5,608,068	1,344,381	174,609	-	(4,019)	(152,483)	6,621,338
Fidelity Series Emerging Markets Debt Fund	3,943,989	654,576	123,947	63,582	(2,742)	34,319	4,506,195
Fidelity Series Emerging Markets Debt Local Currency Fund	1,342,801	182,408	41,751	-	3,535	38,716	1,525,709
Fidelity Series Emerging Markets Fund	16,853,770	9,732,192	1,888,056	-	(426,469)	938,192	25,209,629
Fidelity Series Emerging Markets Opportunities Fund	91,818,251	9,573,655	2,632,350	-	233,455	2,619,239	101,612,250
Fidelity Series Floating Rate High Income Fund	716,111	124,561	23,336	17,262	714	7,319	825,369
Fidelity Series Government Money Market Fund 5.17%	7,737,609	4,537,795	2,112,574	102,014	-	-	10,162,830
Fidelity Series Growth Company Fund	72,794,819	9,653,957	9,005,601	-	(883,845)	12,391,977	84,951,307
Fidelity Series High Income Fund	4,008,709	776,037	123,529	64,709	822	5,767	4,667,806
Fidelity Series International Credit Fund	37,871	288	574	287	(1)	(341)	37,243
Fidelity Series International Growth Fund	60,933,713	9,155,108	1,830,928	-	86,868	2,554,610	70,899,371
Fidelity Series International Small Cap Fund	16,635,081	2,425,871	501,169	-	48,517	184,092	18,792,392
Fidelity Series International Value Fund	60,774,628	9,626,147	2,013,655	-	284,740	2,470,607	71,142,467
Fidelity Series Intrinsic Opportunities Fund	14,716,068	2,101,494	781,325	-	29,748	679,166	16,745,151
Fidelity Series Investment Grade Bond Fund	238,603	273,215	14,005	4,422	(80)	(8,625)	489,108
Fidelity Series Large Cap Stock Fund	68,372,215	8,357,647	2,700,131	-	344,798	4,836,507	79,211,036
Fidelity Series Large Cap Value Index Fund	21,429,751	3,330,127	990,441	-	59,015	936,207	24,764,659
Fidelity Series Long-Term Treasury Bond Index Fund	45,864,811	9,589,442	1,349,212	363,491	(43,235)	(1,458,239)	52,603,567
Fidelity Series Opportunistic Insights Fund	43,395,952	5,305,204	2,832,595	-	(36,634)	4,652,759	50,484,686
Fidelity Series Overseas Fund	60,873,876	9,009,590	1,842,709	-	232,165	2,654,948	70,927,870
Fidelity Series Real Estate Income Fund	1,403,353	218,125	341,405	23,208	(12,472)	23,830	1,291,431
Fidelity Series Short-Term Credit Fund	408,597	36,663	6,703	2,959	145	(2,065)	436,637
Fidelity Series Small Cap Core Fund	-	130,095	1,959	77	60	5,931	134,127
Fidelity Series Small Cap Discovery Fund	6,248,121	1,027,110	420,113	15,451	(11,183)	315,912	7,159,847
Fidelity Series Small Cap Opportunities Fund	20,979,069	3,049,277	1,366,088	-	(61,288)	1,316,916	23,917,886
Fidelity Series Stock Selector Large Cap Value Fund	47,744,260	7,232,997	2,100,183	-	170,189	2,220,055	55,267,318
Fidelity Series Value Discovery Fund	42,604,509	7,003,118	1,524,519	-	157,399	1,197,093	49,437,600
	794,465,024	125,487,514	44,189,173	657,578	361,375	47,480,181	923,604,921

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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